Security Information






Security Purchased

CUSIP
928563402

Issuer
VMWARE INC

Underwriters
Citigroup, Credit Suisse, DBSI, JP Morgan,
Lehman
Brothers, Merrill Lynch, AG Edwards, BoA,
Bear
Stearns, HSBC, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
VMW US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/13/2007

Total dollar amount of offering sold to QIBs
 $957,000,000

Total dollar amount of any concurrent public offering
 $-

Total
 $957,000,000

Public offering price
 $29.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $1.60

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
38,700
 $                 1,122,300
0.12%

DWS Balanced VIP
Chicago
12,500
 $                   362,500
0.04%

DWS Mid Cap Growth VIP
Chicago
4,200
 $                   121,800
0.01%

DWS Technology Fund
Chicago
77,000
 $                 2,233,000
0.23%

DWS Technology VIP
Chicago
12,100
 $                   350,900
0.04%

New York Funds





DWS Capital Growth Fund
New York
                      137,400
 $                 3,984,600
0.42%

DWS Capital Growth VIP
New York
                        84,300
 $                 2,444,700
0.26%

DWS Large Company Growth Fund
New York
23,300
 $                   675,700
0.07%

DWS Mid Cap Growth Fund
New York
                        94,400
 $                 2,737,600
0.29%

Total

483,900
 $               14,033,100
1.47%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
09253U108

Issuer
BLACKSTONE GROUP LP

Underwriters
Citigroup, Credit Suisse, DBSI, Lehman
Brothers,
Merrill Lynch, Morgan Stanley, ABN Amro,
BoA,
Bear Stearns, Goldman Sachs, JP Morgan,
Lazard,
UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Ticker
BX US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/21/2007

Total dollar amount of offering sold to QIBs
 $   4,133,330,000

Total dollar amount of any concurrent public
offering
 $                      -

Total
 $   4,133,330,000

Public offering price
 $           31.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $            1.32

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
20,300
 $                   588,700
0.06%

DWS Janus Growth & Income VIP
Chicago
23,520
 $                   682,080
0.07%

DWS Mid Cap Growth VIP
Chicago
13,900
 $                   403,100
0.04%

New York Funds





DWS Global Thematic Fund
New York
                      262,700
 $                 7,618,300
0.80%

DWS Mid Cap Growth Fund
New York
                      313,100
 $                 9,079,900
0.95%

DWS RREEF Global Real Estate Securities Fund
New York
24,050
 $                   697,450
0.07%

Total

657,570
 $               19,069,530
1.99%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
574795100

Issuer
MASIMO CORP

Underwriters
Citigroup, DBSI, Piper Jaffray, Cowen & Co,
Thomas
Weisel Partners

Years of continuous operation, including predecessors
> 3 years

Ticker
MASI US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Piper Jaffray

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/7/2007

Total dollar amount of offering sold to QIBs
 $               202,580,000

Total dollar amount of any concurrent public
offering
 $                            -

Total
 $      202,580,000

Public offering price
 $      17.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                     1.19

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
44,800
 $                 1,299,200
0.14%

New York Funds





DWS Small Cap Growth Fund
New York
82,400
 $                 2,389,600
0.25%

Total

127,200
 $                 3,688,800
0.39%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
20564W105

Issuer
COMSCORE INC

Underwriters
Credit Suisse, DBSI, Friedman Billings
Ramsey,
Jefferies & Co, William Blair & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
SCOR US

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/26/2007

Total dollar amount of offering sold to QIBs
 $      87,450,000

Total dollar amount of any concurrent public
offering
 $                  -

Total
 $          87,450,000

Public offering price
 $            16.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $           1.16

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
6,900
 $                   200,100
0.02%

New York Funds





DWS Micro Cap Fund
New York
                          2,000
 $                     58,000
0.01%

DWS Small Cap Growth Fund
New York
                        12,700
 $                   368,300
0.04%

Total

21,600
 $                   626,400
0.07%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
98156DAD9

Issuer
WORLD OMNI AUTO RECEIVABLES TRUST

Underwriters
Bacrlays Capital, Wachovia, BoA, Credit
Suisse, DBSI,
SunTrust Robinson Humphrey

Years of continuous operation, including predecessors
> 3 years

Security
WOART 2007-B A3A

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/26/2007

Total amount of offering sold to QIBs
900,000,000

Total amount of any concurrent public
offering
0

Total
900,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.21%

Rating
AAA/Aaa

Current yield
5.28%

Benchmark vs Spread (basis points)
8 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Short Duration Plus Fund
New York
3,488,000
 $                 1,011,520
0.36%

Total

3,488,000
 $                 1,011,520
0.36%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
032075380

Issuer
ASTRAZENECA PLC

Underwriters
Citigroup, DBSI, HSBC, JP Morgan, BoA,
Barclays,
BNP Paribas, Greenwich Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
AZN FRN 9/11/2009

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/5/2007

Total amount of offering sold to QIBs
650,000,000

Total amount of any concurrent public
offering
0

Total
650,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.20%

Rating
A1/AA-

Current yield
6.00%

Benchmark vs Spread (basis points)
28 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Short Duration Plus Fund
New York
7,000,000
 $                 2,030,000
0.73%

Total

7,000,000
 $                 2,030,000
0.73%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
02586BAC7

Issuer
AMERICAN EXPRESS CREDIT ACOUNT
MASTER TRUST

Underwriters
Credit Suisse, JP Morgan, BoA, CastleOak
Securities,
DBSI, Lehman Brothers, Utendahl Capital
Partners

Years of continuous operation, including predecessors
> 3 years

Security
AMXCA 2007-6 C

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/24/2007

Total amount of offering sold to QIBs
1,287,000,000

Total amount of any concurrent public
offering
0

Total
1,287,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.28%

Rating
Baa2/BBB

Current yield
5.48%

Benchmark vs Spread (basis points)
12 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Short Duration Plus Fund
New York
6,000,000
 $                 1,740,000
0.63%

Total

6,000,000
 $                 1,740,000
0.63%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
800907AL1

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets,
Scotia Capital, Suntrust Capital Markets,
Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM FRN 6/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/7/2007

Total amount of offering sold to QIBs
 $                   300,000,000

Total amount of any concurrent public
offering
 $                             -

Total
 $          300,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/B+

Current yield
8.11%

Benchmark vs Spread (basis points)
275 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
185,000
 $                     53,650
0.02%

DWS Balanced VIP
Chicago
60,000
 $                     17,400
0.01%

DWS High Income Fund
Chicago
2,380,000
 $                   690,200
0.25%

DWS High Income Trust
Chicago
285,000
 $                     82,650
0.03%

DWS High Income VIP
Chicago
360,000
 $                   104,400
0.04%

DWS Multi Market Income Trust
Chicago
175,000
 $                     50,750
0.02%

DWS Strategic Income Fund
Chicago
155,000
 $                     44,950
0.02%

DWS Strategic Income Trust
Chicago
45,000
 $                     13,050
0.00%

DWS Strategic Income VIP
Chicago
40,000
 $                     11,600
0.00%

New York Funds





DWS High Income Plus Fund
New York
470,000
 $                   136,300
0.05%

DWS Short Duration Plus Fund
New York
20,000
 $                       5,800
0.00%

Total

4,175,000
 $                 1,210,750
0.44%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
75952BAP0

Issuer
RELIANT ENERGY

Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill
Lynch,
ABN Amro, Bear Stearns

Years of continuous operation, including predecessors
> 3 years

Security
RRI 7.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
 $              725,000,000

Total amount of any concurrent public
offering
 $                                    -

Total
 $                725,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B-

Current yield
7.83%

Benchmark vs Spread (basis points)
292 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
440,000
 $                   127,600
0.05%

DWS Balanced VIP
Chicago
145,000
 $                     42,050
0.02%

DWS High Income Fund
Chicago
5,700,000
 $                 1,653,000
0.60%

DWS High Income Trust
Chicago
675,000
 $                   195,750
0.07%

DWS High Income VIP
Chicago
870,000
 $                   252,300
0.09%

DWS Multi Market Income Trust
Chicago
415,000
 $                   120,350
0.04%

DWS Strategic Income Fund
Chicago
370,000
 $                   107,300
0.04%

DWS Strategic Income Trust
Chicago
105,000
 $                     30,450
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $                     27,550
0.01%

New York Funds





DWS High Income Plus Fund
New York
1,125,000
 $                   326,250
0.12%

DWS Short Duration Plus Fund
New York
60,000
 $                     17,400
0.01%

Total

10,000,000
 $                 2,900,000
1.04%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
254709AA6

Issuer
DISCOVER FINANCIAL SERVICES

Underwriters
Morgan Stanley, BoA, Bank of Montreal,
Barclays,
BNP Paribas, Citigroup, DBSI, JP Morgan, RBC
Dominion, RBS Greenwich Capital, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
DFS FRN 6/11/2010

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/5/2007

Total amount of offering sold to QIBs
 $           400,000,000

Total amount of any concurrent public
offering
 $                         -

Total
 $           400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa3/BBB-

Current yield
5.89%

Benchmark vs Spread (basis points)
53 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Short Duration Plus Fund
New York
5,455,000
 $                 1,581,950
0.57%

Total

5,455,000
 $                 1,581,950
0.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
552953BC4

Issuer
MGM MIRAGE

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBS
Greenwich
Capital, Barclays, BNP Paribas, Commerzbank
AG,
Daiwa Securities, Jefferies & Co, Merrill
Lynch,
Morgan Stanley, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
MGM 7.5% 6/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/8/2007

Total amount of offering sold to QIBs
 $                750,000,000

Total amount of any concurrent public
offering
 $                           -

Total
 $            750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.63%

Rating
Ba2/BB

Current yield
7.50%

Benchmark vs Spread (basis points)
287 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
87,000
 $                     25,230
0.01%

DWS Short Duration Plus Fund
New York
273,000
 $                     79,170
0.03%

Total

360,000
 $                   104,400
0.04%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
281023AS0

Issuer
EDISON MISSION ENERGY

Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch, RBS
Greenwich Capital, UBS

Years of continuous operation, including predecessors
> 3 years

Security
EIX 7% 5/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2007

Total amount of offering sold to QIBs
 $            1,200,000,000

Total amount of any concurrent public
offering
 $                            -

Total
 $             1,200,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.75%

Rating
B1/BB-

Current yield
7.00%

Benchmark vs Spread (basis points)
239 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
545,000
 $                   158,050
0.06%

DWS Balanced VIP
Chicago
175,000
 $                     50,750
0.02%

DWS High Income Fund
Chicago
6,910,000
 $                 2,003,900
0.72%

DWS High Income Trust
Chicago
815,000
 $                   236,350
0.09%

DWS High Income VIP
Chicago
1,045,000
 $                   303,050
0.11%

DWS Multi Market Income Trust
Chicago
420,000
 $                   121,800
0.04%

DWS Strategic Income Fund
Chicago
445,000
 $                   129,050
0.05%

DWS Strategic Income Trust
Chicago
100,000
 $                     29,000
0.01%

DWS Strategic Income VIP
Chicago
110,000
 $                     31,900
0.01%

New York Funds





DWS Bond VIP
New York
57,000
 $                     16,530
0.01%

DWS Core Plus Income Fund
New York
177,000
 $                     51,330
0.02%

DWS High Income Plus Fund
New York
1,360,000
 $                   394,400
0.14%

DWS Short Duration Plus Fund
New York
75,000
 $                     21,750
0.01%

Total

12,234,000
 $                 3,547,860
1.28%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
60740FAF2

Issuer
MOBILE MINI

Underwriters
BoA, CIBC, CSFB, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
MINI 6.875% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CIBC

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/23/2007

Total amount of offering sold to QIBs
 $        150,000,000

Total amount of any concurrent public
offering
 $                        -

Total
 $            150,000,000

Public offering price
99.55

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.88%

Rating
B1/BB-

Current yield
6.91%

Benchmark vs Spread (basis points)
232 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     26,100
0.01%

DWS Balanced VIP
Chicago
30,000
 $                       8,700
0.00%

DWS High Income Fund
Chicago
1,145,000
 $                   332,050
0.12%

DWS High Income Trust
Chicago
135,000
 $                     39,150
0.01%

DWS High Income VIP
Chicago
175,000
 $                     50,750
0.02%

DWS Multi Market Income Trust
Chicago
75,000
 $                     21,750
0.01%

DWS Strategic Income Fund
Chicago
75,000
 $                     21,750
0.01%

DWS Strategic Income Trust
Chicago
15,000
 $                       4,350
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                       5,800
0.00%

New York Funds





DWS High Income Plus Fund
New York
225,000
 $                     65,250
0.02%

DWS Short Duration Plus Fund
New York
15,000
 $                       4,350
0.00%

Total

2,000,000
 $                   580,000
0.21%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Where Fund performance is 0.00%, the Fund's
NAV on the purchase date is the same as the NAV on the purchase date (or, if the security was not sold, the NAV at quarter-
end).






Security Information






Security Purchased

CUSIP
171798AA9

Issuer
CIMERAX ENERGY

Underwriters
JP Morgan, Lehman Brothers, Calyon
Securities USA
Inc, DBSI, Merrill Lynch & Co, Raymond James
&
Associates Inc, UBS Securities LLC

Years of continuous operation, including predecessors
> 3 years

Security
XEC 7.125% 5/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/17/2007

Total amount of offering sold to QIBs
 $            350,000,000

Total amount of any concurrent public
offering
 $                              -

Total
 $            350,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B1/BB-

Current yield
7.13%

Benchmark vs Spread (basis points)
244 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
225,000
 $                     65,250
0.02%

DWS Balanced VIP
Chicago
75,000
 $                     21,750
0.01%

DWS High Income Fund
Chicago
2,880,000
 $                   835,200
0.30%

DWS High Income Trust
Chicago
340,000
 $                     98,600
0.04%

DWS High Income VIP
Chicago
425,000
 $                   123,250
0.04%

DWS Multi Market Income Trust
Chicago
180,000
 $                     52,200
0.02%

DWS Strategic Income Fund
Chicago
185,000
 $                     53,650
0.02%

DWS Strategic Income Trust
Chicago
40,000
 $                     11,600
0.00%

DWS Strategic Income VIP
Chicago
45,000
 $                     13,050
0.00%

New York Funds





DWS Bond VIP
New York
17,000
 $                       4,930
0.00%

DWS Core Plus Income Fund
New York
53,000
 $                     15,370
0.01%

DWS High Income Plus Fund
New York
565,000
 $                   163,850
0.06%

DWS Short Duration Plus Fund
New York
40,000
 $                     11,600
0.00%

Total

5,070,000
 $                 1,470,300
0.53%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
88732JAA6

Issuer
TIME WARNER CABLE

Underwriters
ABN Amro, Citigroup, DBSI, Wachovia
Securities

Years of continuous operation, including predecessors
> 3 years

Security
TWC 5.4% 07/02/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia Securities

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/4/2007

Total amount of offering sold to QIBs
 $          1,500,000,000

Total amount of any concurrent public
offering
 $                          -

Total
 $          1,500,000,000

Public offering price
99.82

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa2/BBB+

Current yield
5.41%

Benchmark vs Spread (basis points)
89 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced VIP
Chicago
810,000
 $                   234,900
0.08%

DWS Balanced Fund
Chicago
2,430,000
 $                   704,700
0.25%

New York Funds





DWS Short Term Bond Fund
New York
3,889,000
 $                 1,127,810
0.41%

DWS Short Duration Fund
New York
2,243,000
 $                   650,470
0.23%

DWS Short Duration Plus Fund
New York
2,593,000
 $                   751,970
0.27%

Total

11,965,000
 $                 3,469,850
1.25%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Where Fund performance is 0.00%, the Fund's
NAV on the purchase date is the same as the NAV on the purchase date (or, if the security was not sold, the NAV at quarter-
end).